                                              Registration Statement No. 2-79359
                                                                        811-3568

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Post-Effective Amendment No. 23

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 22

                              MANAGED ASSETS TRUST
                              --------------------
                           (Exact name of Registrant)

                 ONE TOWER SQUARE, HARTFORD, CONNECTICUT  06183
                 ----------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (860) 277-0111

                                ERNEST J. WRIGHT
                       Secretary to the Board of Trustees
                              Managed Assets Trust
                                One Tower Square
                          Hartford, Connecticut 06183
                          ---------------------------
                    (Name and Address of Agent for Service)



Approximate Date of Proposed Public Offering:
                                              --------------------

It is proposed that this filing will become effective (check appropriate box):

              immediately upon filing pursuant to paragraph (b).
-------
   X          on May 1, 1998 pursuant to paragraph (b).
-------
              60 days after filing pursuant to paragraph (a)(1).
-------
              on ___________ pursuant to paragraph (a)(1).
-------
              75 days after filing pursuant to paragraph (a)(2)
-------
              on ___________ pursuant to paragraph (a)(2) of Rule 485.
-------

If appropriate, check the following box:

______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              MANAGED ASSETS TRUST

  Cross-Reference Sheet pursuant to Rule 495 under the Securities Act of 1933

       ITEM
       NO.                                                     CAPTION IN PROSPECTUS
       ---                                                     ---------------------

       1.     Cover Page                                       Cover Page
       2.     Synopsis                                         Cover Page
       3.     Condensed Financial Information                  Financial Highlights
       4.     General Description of Registrant                Cover Page; Fund Description; Investment
                                                                  Objective and Policies
       5.     Management of the Fund                           Board of Trustees; Investment Advisers;
                                                                  Securities Transaction; Fund Expenses;
                                                                  Additional Information
       6.     Capital Stock and Other Securities               Fund Description; Dividends and
                                                                  Distributions;  Shareholder Rights; Net
                                                                  Asset Value
       7.     Purchase of Securities Being Offered             Shareholder Rights
       8.     Redemption or Repurchase                         Net Asset Value
       9.     Legal Proceedings                                Legal Proceedings


                                                               CAPTION IN STATEMENT OF ADDITIONAL
                                                               INFORMATION
                                                               ---------------------------------

       10.    Cover Page                                       Cover Page
       11.    Table of Contents                                Table of Contents
       12.    General Information and History                  Not Applicable
       13.    Investment Objectives and Policies               Investment Objectives and Policies;
                                                                  Investment Restrictions; Appendix
       14.    Management of the Registrant                     Trustees and Officers
       15.    Control Persons and Principal                    Additional Information
                 Holders of Securities
       16.    Investment Advisory and                          Investment Adviser; Additional Information
                 Other Services
       17.    Brokerage Allocation                             Brokerage
       18.    Capital Stock and Other Securities               Declaration of Trust
       19.    Purchase, Redemption and Pricing                 Valuation of Securities
                 of Securities Being Offered
       20.    Tax Status                                       Distributions and Taxes
       21.    Underwriters                                     Not Applicable
       22.    Calculation of Performance Data                  Not Applicable
       23.    Financial Statements                             Additional Information

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                              MANAGED ASSETS TRUST


One Tower Square
Hartford, Connecticut 06183
Telephone 860-277-0111

--------------------------------------------------------------------------------


Managed Assets Trust (the "Fund"or "MAT") is a diversified open-end management investment company (mutual fund) whose goal is high total investment return through a fully managed investment policy. The Fund has a fully managed investment policy and invests in common stocks, corporate bonds and money market instruments.



Shares of the Fund are currently offered without a sales charge only to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (the "Company" or "The Travelers"). The Fund serves as a funding option for certain variable annuity and variable life insurance contracts issued by the Company. The term "shareholder" as used in this prospectus refers to any insurance company separate account that may use shares of the Fund as a funding option now or in the future.



This Prospectus concisely sets forth the information about the Fund that you should know before investing. Please read it and retain it for future reference. Additional information about the Fund is contained in a Statement of Additional Information ("SAI") dated May 1, 1998 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 1-860-277-0111, or by accessing the SEC's Website (http://www.sec.gov).



THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                               TABLE OF CONTENTS


FINANCIAL HIGHLIGHTS........................................    3
FUND DESCRIPTION............................................    4
INVESTMENT OBJECTIVE AND POLICIES...........................    4
INVESTMENT RESTRICTIONS.....................................    5
RISK FACTORS................................................    5
BOARD OF TRUSTEES...........................................    5
INVESTMENT ADVISERS.........................................    6
  TAMIC.....................................................    6
     Portfolio Manager......................................    6
  TIMCO.....................................................    6
     Portfolio Manager......................................    6
FUND ADMINISTRATION.........................................    7
SECURITIES TRANSACTIONS.....................................    7
FUND EXPENSES...............................................    7
TRANSFER AGENT..............................................    8
SHAREHOLDER RIGHTS..........................................    8
NET ASSET VALUE.............................................    8
TAX STATUS..................................................    9
DIVIDENDS AND DISTRIBUTIONS.................................    9
LEGAL PROCEEDINGS...........................................    9
YEAR 2000 COMPLIANCE........................................    9
ADDITIONAL INFORMATION......................................   10
EXHIBIT A...................................................   11


                                      MAT-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                              MANAGED ASSETS TRUST
          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


The following information for the year ended December 31, 1997, has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1997. All other periods presented have been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the SAI.


                                                                       YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------------------------
                                         1997         1996         1995         1994         1993         1992         1991
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of
    year.............................  $  14.98     $  15.50     $  12.85     $  14.21     $  14.02     $  14.78     $  12.77
Income from operations
  Net investment income..............      0.48         0.46         0.49         0.46         0.51         0.64         0.74
  Net gains or losses on securities
    (realized and unrealized)........      2.70         1.50         2.83        (0.73)        0.72         0.01         1.91
                                       --------     --------     --------     --------     --------     --------     --------
    Total from investment
      operations.....................      3.18         1.96         3.32        (0.27)        1.23         0.65         2.65
Less distributions from (5)
  Net investment income..............     (0.12)       (0.89)       (0.50)       (0.67)       (0.85)       (1.04)       (0.64)
  Net realized gains.................     (0.39)       (1.59)       (0.17)       (0.42)       (0.19)       (0.37)          --
                                       --------     --------     --------     --------     --------     --------     --------
Total distributions..................     (0.51)       (2.48)       (0.67)       (1.09)       (1.04)       (1.41)       (0.64)
                                       --------     --------     --------     --------     --------     --------     --------
Net asset value, end of year.........  $  17.65     $  14.98     $  15.50     $  12.85     $  14.21     $  14.02     $  14.78
                                       ========     ========     ========     ========     ========     ========     ========
TOTAL RETURN(1)......................     21.31%       13.78%       27.12%       (2.24)%        9.33%       5.14%       21.70%
  Net assets, end of year
    (thousands)......................  $223,870     $188,610     $171,276     $140,887     $156,767     $148,971     $126,021
RATIOS TO AVERAGE NET ASSETS
  Expenses(2)........................      0.63%        0.58%        0.58%        0.61%        0.56%        0.56%        0.56%
  Net investment income..............      2.91%        3.51%        3.49%        3.59%        3.65%        4.97%        5.49%
  Portfolio turnover rate............        90%         108%         110%          97%          86%         112%         141%
  Average Commission Rate Paid(3)....  $   0.05     $   0.06           --           --           --           --           --

                                           YEAR ENDED DECEMBER 31,
                                       --------------------------------
                                       1990(4)       1989       1988

PER SHARE DATA
  Net asset value, beginning of
    year.............................  $ 13.03     $ 10.25    $   9.89
Income from operations
  Net investment income..............     0.65        0.52        0.48
  Net gains or losses on securities
    (realized and unrealized)........    (0.37)       2.26        0.43
                                       -------     -------    --------
    Total from investment
      operations.....................     0.28        2.78        0.91
Less distributions from (5)
  Net investment income..............    (0.54)         --       (0.55)
  Net realized gains.................       --          --          --
                                       -------     -------    --------
Total distributions..................    (0.54)         --       (0.55)
                                       -------     -------    --------
Net asset value, end of year.........  $ 12.77     $ 13.03    $  10.25
                                       =======     =======    ========
TOTAL RETURN(1)......................     2.47%      27.12%       9.18%
  Net assets, end of year
    (thousands)......................  $92,464     $84,223    $115,111
RATIOS TO AVERAGE NET ASSETS
  Expenses(2)........................     0.59%       0.71%       0.66%
  Net investment income..............     5.17%       4.41%       4.55%
  Portfolio turnover rate............      123%         56%        105%
  Average Commission Rate Paid(3)....       --          --          --


(1) Total return is determined by dividing the increase (decrease) in value of a share during the year, after reflecting the reinvestment of dividends declared during the year, by the beginning of year share price. Shares in Fund MAT are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. The above return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts.


(2) The ratios of expenses to average net assets for 1990 and later years reflect an expense reimbursement by The Travelers in connection with the voluntary expense limitations. Without the expense reimbursement, the ratios of operating expenses to average net assets would have been 0.60%, 0.63%, 0.69% and 0.74% for the years ended December 31, 1993, 1992, 1991 and 1990 respectively. For the years ended December 31, 1994, 1995, and 1996, and 1997 there were no expense reimbursements by The Travelers in connection with the voluntary expense limitations.



(3) For the fiscal years beginning after 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share on Funds which held more than 10% of their assets in commissionable equitable securities.



(4) On May 1, 1990, TAMIC replaced Keystone Custodian Funds, Inc. as the investment adviser for the Fund.



(5) For the years ended December 31, 1996 and later, distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996, net realized short-term capital gains were included in distributions from net investment income.


                                      MAT-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

Managed Assets Trust (the "Fund") is registered with the SEC as a diversified open-end management investment company, commonly known as a mutual fund. The Fund was created under Massachusetts law as a Massachusetts business trust on August 6, 1982.

                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


The Fund's investment objective is to provide a high total investment return through a fully managed investment policy. To do this, the Fund adjusts its overall exposure to risk by spreading its investments among those providing alternatives for capital growth, capital stability and income as market and economic trends change. This fully managed investment policy makes use of equity, debt, convertible and money market securities. The Fund expects that over longer periods a larger portion of the Fund's portfolio will consist of equity securities.


The Fund's investment philosophy is based on the belief that, as in the past, the structure of the United States economy and its securities markets will undergo continuous change. Thus, the fully managed approach puts maximum emphasis on flexibility. Because of this flexibility, the Fund may have a high rate of turnover in its portfolio securities and thus higher costs of securities transactions and brokerage. Accordingly, the Fund would expect to have turnover in the range of 100% to 300%. The Fund expects that the portfolio turnover rate will be approximately 50% for debt securities, and 200% to 300% for equity securities. A higher turnover rate should not be interpreted as a variation from the stated investment policy. Portfolio turnover is expected to result when the Fund makes a change in its investments from one investment sector (such as the equity market) to another investment sector (such as the bond market), as well as in response to redemptions when the Fund realizes capital gains, and in response to market conditions. Increased cost to the Fund may result if the Fund makes a change in the investment sector in which the greatest proportion of its assets is invested at a time when subsequent market conditions are unfavorable.

The Fund may invest a limited portion of its assets in bonds rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or BBB by Standard & Poor's Corporation (S&P) or which, if unrated, are deemed to be of comparable quality by the Fund's investment adviser. The Fund may not purchase any debt securities rated B or lower by either service or their equivalent. Bonds rated Baa by Moody's are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Bonds rated lower than Baa by Moody's or BBB by S&P, but above B by either service, are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate. Uncertainty of position characterizes bonds in this class. Travelers Asset Management International Corporation ("TAMIC") expects that securities rated below Baa by Moody's or below BBB by S&P will be primarily subordinated convertible securities of issuers whose senior debt is rated Baa or higher by Moody's, BBB or higher by S&P or, in the absence of such ratings, are deemed to be of comparable quality by TAMIC.

The Fund may invest in money market instruments which mature within one year of their purchase, and which consist of U.S. government securities; instruments of banks insured by the Federal Deposit Insurance Corporation which have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks, such as certificates of deposit, demand and time deposits

                                      MAT-4
and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

For further information about the types of investments and investment techniques available to the Fund, including the associated investment risks, see Exhibit A to this Prospectus.

                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The Fund has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Certain other fundamental restrictions are set forth in the Statement of Additional Information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.

The Fund will not: (1) invest more than 25% of its assets in the securities of a single issuer; (2) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes in amounts of up to 10% of its assets;
(3) pledge more than the lesser of the dollar amounts borrowed or 10% of its assets; (4) invest more than 25% of its assets in the securities of issuers in the same industry; and (5) invest more than 10% of its assets in repurchase agreements maturing in more than seven days and other illiquid securities. In addition, a policy which may be changed without shareholder approval permits the Fund to invest up to 25% of its assets in the securities of foreign issuers.

                                  RISK FACTORS
--------------------------------------------------------------------------------

The Fund's net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of the Fund. There can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.

The investment experience of equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the provisions of the Declaration of Trust, the business and affairs of the Fund shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                                      MAT-5

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------

TAMIC provides investment advice and, in general, supervises the management and investment program of the Fund. The Travelers Investment Management Company ("TIMCO") provides sub-advisory services to the Fund with respect to the Fund's common stock investments, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. Under its Advisory Agreement with the Fund, TAMIC is paid an amount equivalent on an annual basis to 0.50% of the average daily net assets of the Fund. The fee is computed daily and paid weekly. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183.

In addition to providing investment advice to the Fund, TAMIC acts as investment adviser for other investment companies used to fund variable products issued by the Company. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts, domestic insurance companies affiliated with The Travelers, and nonaffiliated insurance companies.

PORTFOLIO MANAGER

The Fund's fixed income investments have been managed by David A. Tyson, Ph.D. and CFA, since February 1994. Mr. Tyson is currently Senior Vice President and the head of the Company's Portfolio Management Group. He directly manages The Travelers Annuity, Life Surplus and Convertible portfolios. His previous responsibilities have included managing The Travelers Derivatives, Mortgage-Backed and Quantitative Investment Groups. Mr. Tyson joined The Travelers in 1985 and TAMIC in 1994. He previously spent seven years with the Equitable Investment Management Corporation where he was responsible for quantitative equity research and new product development.

TIMCO

TIMCO is employed by TAMIC as the Fund's sub-adviser with respect to the management of the Fund's common stock investments. For its services under the Sub-Advisory Agreement, TIMCO receives from TAMIC 50% of the investment advisory fees earned by TAMIC. TIMCO, a registered investment adviser, has provided investment advisory services since its incorporation in 1967. TIMCO is an indirect wholly owned subsidiary of Travelers Group Inc. with principal offices located at One Tower Square, Hartford, Connecticut 06183.

In addition to serving as sub-adviser to the Fund, TIMCO acts as investment adviser for other investment companies used to fund variable products issued by The Travelers and The Travelers Life and Annuity Company. TIMCO also provides investment advice to individual and pooled pension and profit-sharing accounts, and affiliated companies of The Travelers.

PORTFOLIO MANAGER

The Fund's common stock investments are managed by a team of TIMCO's investment professionals. TIMCO uses a disciplined stock selection process to review a broad universe of equity securities and identify those that appear most attractive in terms of relative valuation and earnings momentum. A team of experienced investment professionals selects specific holdings and manage the portfolio according to specific diversification guidelines.

Effective December 30, 1994, Kent A. Kelley, CFA, became Chief Executive Officer of TIMCO. Mr. Kelley is responsible for the day-to-day management of the Fund's common stock investments and is responsible for directing the activities of TIMCO's portfolio management team. Mr. Kelley was

                                      MAT-6

President of TIMCO from November 1992 to December 1994. He became responsible for management of the Fund in November 1992. Prior to his appointment as President, Mr. Kelley was the Executive Vice President in charge of the risk management group in TIMCO, which managed index funds and other structured investment strategies.

                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

Managed Assets Trust ("Fund") has entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Fund at an annualized rate of 0.06% of the daily net assets of the Fund. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, TAMIC and TIMCO will select broker-dealers to execute transactions for the Fund, subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, TAMIC and TIMCO may consider the number of Fund shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Fund, TAMIC, TIMCO or their affiliates.

The Fund may pay higher commissions to broker-dealers that provide research services. TAMIC and TIMCO may use these services in advising the Fund, as well as in advising other clients for which they act as investment adviser.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Fund include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Fund or the Board of Trustees; the compensation for the disinterested members of the Board of Trustees; the costs of printing and mailing the Fund's prospectuses, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Fund and its shares under federal and state securities laws. Additional, high portfolio turnover may involve greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders.

Pursuant to a Management Agreement dated May 1, 1993 between the Fund and The Travelers Insurance Company, the Company has agreed to reimburse the Fund for the amount by which the Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of the Fund's average net assets for any fiscal year.


For the fiscal year ended December 31, 1997, the Fund paid .63% of its average net assets in expenses.


                                      MAT-7

                                 TRANSFER AGENT
--------------------------------------------------------------------------------

First Data Investor Services Group, Inc., Exchange Place, Boston, MA 02109, serves as the Fund's transfer agent and dividend disbursing agent.

                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

Shares of the Fund are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares of the Fund are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues one class of shares which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Fund's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------


The net asset value of a Fund share is computed as of the close of trading on each day on which the New York Stock Exchange ("Exchange") is open. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.


Current values for the Fund's portfolio securities are determined as follows:
Securities that are traded on an established exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Trustees. Securities traded in the over-the-counter market, other than NMS, are valued at the mean of the bid and asked prices at the time of valuation.

Short-term instruments with maturities of sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest or amortized discount, approximates market. Short-term instruments with maturities of more than sixty days, for which market quotations are readily available, are valued at current market value.

                                      MAT-8

The following are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which complete quotations are not readily available;
(b) listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.

Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                   TAX STATUS
--------------------------------------------------------------------------------

The Fund has qualified and intends to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of the Fund, without a sales charge. Although purchasers of variable contracts are not subject to federal income taxes on distributions by the Fund, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.


                               LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Fund.


                              YEAR 2000 COMPLIANCE

--------------------------------------------------------------------------------


Generally, computer programs were designed without considering the impact of the upcoming change in the century. As a result, software and computer systems may need to be upgraded or replaced in order to comply with "Year 2000" requirements. If not corrected, these computer applications could fail or create erroneous results by or at the Year 2000. The business, financial condition, and result of operations of a company, investment advisor, separate account and/or a mutual fund could be materially and adversely affected by the failure of its systems and applications (or those either provided or operated by third-parties) to properly operate or manage dates beyond the year 1999.



Travelers Life and Annuity and its affiliates have investigated the nature and extent of the work required for computer systems to process beyond the turn of the century, and have made progress toward achieving this goal, including upgrading and/or replacing existing systems. We are confirming


                                      MAT-9
with service providers that they are also in the process of replacing or modifying their systems with the same goal. We expect that our principal systems will be Year 2000 compliant by early 1999. While these efforts involve substantial costs, we closely monitor associated costs and continue to evaluate associated risks based on actual expenses. While it is likely that these efforts will be successful, if necessary modifications and conversions are not completed in a timely manner, the Year 2000 requirements could have a material adverse effect on certain operations of the Fund.



                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                     MAT-10

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
                  INVESTMENT TECHNIQUES AVAILABLE TO THE FUND

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS

The obligations of foreign branches of United States banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS

Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a United States branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the issuer as borrower. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by the Fund may have maturities of more than one year, provided that (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand notes, TAMIC considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund will invest in them only if the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default). All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business

                                     MAT-11
day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

FOREIGN SECURITIES

The Fund may invest in securities principally traded in securities markets outside the United States. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the United States). These risks are carefully considered by the investment adviser prior to the purchase of these securities.

WHEN-ISSUED SECURITIES

The Fund may, from time to time, purchase new-issue Government or Agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of the Fund to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, and will be marked to market and reflected in the Fund's net asset value daily from the commitment date. While it is the adviser's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Fund does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Fund will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Fund does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when the Fund commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

                                     MAT-12

The adviser believes that purchasing when-issued securities in this manner will be advantageous to the Fund. However, this practice does entail certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities, and in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

FUTURES CONTRACTS

The Fund may use exchange-traded financial futures contracts as a hedge to protect against anticipated changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Unlike most other financial futures, stock index futures require cash settlement on a daily basis. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will the Fund's transactions in such financial futures be employed for speculative purposes.

When a futures contract is purchased, the Fund will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if less, a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All stock index and interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC").

The Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

To ensure that its futures transactions meet CFTC standards, the Fund will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Fund will further seek to assure that

                                     MAT-13
fluctuations in the price of any futures contracts that it uses for hedging purposes will be substantially related to fluctuations in the price of the securities held by it or which it expects to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Fund may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Fund than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The adviser will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged. Successful use of futures contracts for hedging purposes is also subject to the adviser's ability to predict correctly movements in the direction of the market.

BUYING PUT AND CALL OPTIONS

The Fund may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Fund will pay a premium in exchange for the right to purchase (call) or sell
(put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the option premium paid.

The Fund may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

WRITING COVERED CALL OPTIONS

The Fund may write or sell covered call options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

                                     MAT-14

The Fund may only write "covered" options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objectives.

COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or which may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full

                                     MAT-15
faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality which it sponsors, the Fund will invest in the securities issued by such an instrumentality only when the adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

CERTIFICATES OF DEPOSITS

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the Federal Deposit Insurance Corporation).

The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

                                     MAT-16

                              MANAGED ASSETS TRUST

                                   PROSPECTUS


                                                                TIC Ed. 5-98

L-11172                                                        Printed in U.S.A.

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                      STATEMENT OF ADDITIONAL INFORMATION


                              MANAGED ASSETS TRUST

                                  MAY 1, 1998


         This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Fund's prospectus dated May 1, 1998. A copy of the prospectus is available from The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 860-277-0111. This SAI should be read in conjunction with the accompanying 1997 Annual Report for the Fund.




                               TABLE OF CONTENTS

                                                                                                      PAGE

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..         1

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1

VALUATION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..         2

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2

PORTFOLIO TURNOVER. . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .      3

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3

DECLARATION OF TRUST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5

INVESTMENT ADVISORY SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..      6
    The Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..      6
    Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..      6
    The Subadviser. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6

REDEMPTIONS IN KIND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..      7

BROKERAGE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..      7

FUND ADMINISTRATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8

ADDITIONAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8

APPENDIX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      10

                       INVESTMENT OBJECTIVE AND POLICIES

         The investment objective of the Managed Assets Trust (the "Fund") is to provide a high total investment return. To do this, the Fund adjusts its overall exposure to risk by spreading its investments among those providing alternatives for capital growth, capital stability and income as market and economic trends change.


                            INVESTMENT RESTRICTIONS

         None of the restrictions enumerated in this paragraph may be changed without a vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the "1940 Act"). The Fund will not:

         (1) purchase any securities which are rated lower than BBB by S&P, Baa by Moody's or, if unrated by such services, are, in TAMIC's opinion, of equivalent quality, if as a result more than 10% of the Fund's assets which are invested in debt securities would be invested in such securities; or purchase any debt securities rated B or lower by either service or their equivalent;

         (2) purchase any securities (other than securities issued by the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) of any issuer if as a result more than 5% of its total assets would be invested in the securities of the issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation;

         (3) invest in securities of a single issuer if, as a result, the Fund owns more than 10% of the outstanding voting securities of such issuer;

         (4) borrow money, except from banks as a temporary measure in an amount not to exceed 10% of its total assets to facilitate redemptions or for emergency or extraordinary purposes, and any such borrowings will be repaid before additional investments are made;

         (5) pledge assets, except to secure indebtedness permitted by restriction (4) above and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Fund's total assets;

         (6) underwrite securities of other issuers, except that the Fund may purchase securities from the issuer thereof or others and dispose of such securities in a manner consistent with its investment objective and policies;

         (7) purchase or sell real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

         (8) purchase or sell commodities or commodity contracts, except transactions involving financial futures contracts in order to limit transaction and borrowing costs and for hedging purposes;

         (9)   invest for the purpose of control or management;

         (10) purchase securities on margin, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases and sales of securities and place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts;

         (11)  make short sales of securities or maintain short positions;

         (12) make loans, except that the Fund may purchase or hold debt obligations and repurchase agreements in a manner consistent with its investment objective and restrictions;

         (13) purchase any security if as a result more than 25% of its total assets would be invested in a single industry;

         (14) purchase securities of other investment companies, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company or in connection with a merger, consolidation, purchase of assets or similar transaction approved by the Fund's shareholders;

         (15)  invest more than 10% of its total assets in illiquid securities.

         Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees, provide that the Fund may not: (1) invest in securities of foreign issuers if at the time of acquisition more than 25% of its total assets, taken at market value, would be invested in such securities;
(2) purchase or sell interests in oil, gas or other mineral exploration or development programs; (3) invest in warrants if at the time of acquisition more than 5% of its total assets would be invested in warrants (for the purposes of this restriction, warrants acquired by the Fund in units or attached to securities will be deemed to be without value); (4) invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation, and securities of issuers that are not readily marketable; and (5) purchase or retain securities of an issuer if, to the knowledge of the Fund, officers, Trustees or Directors of the Fund or Travelers Asset Management International Corporation (TAMIC), each owning beneficially more than 0.5% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer, or such persons or management personnel of the Fund or TAMIC have a substantial beneficial interest in the securities of such issuer. Portfolio securities of the Fund may not be purchased from or sold or loaned to TAMIC or any affiliate thereof or any of its Directors, officers or employees.


                            VALUATION OF SECURITIES

         Current value for the Fund's portfolio securities is determined as follows: Securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported and U.S. Government and Agency obligations are valued at the mean between the last reported bid and ask prices or on the basis of quotations received from reputable brokers or other recognized sources; securities maturing within 60 days are valued at cost plus accreted discount and, or minus amortized premium, which approximates market value; and securities that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity.


                            DISTRIBUTIONS AND TAXES

         It is the Fund's intention to distribute dividends from net investment income and all net realized capital gains annually in shares or, at the option of the shareholder, in cash.

         When the Fund makes a distribution, it intends to distribute only its net capital gains and such income as has been predetermined to the best of the Fund's ability to be taxable as ordinary income. Therefore, net investment income distributions will not be made on the basis of distributable income as computed on the Fund's books, but will be made on a federal taxation basis.


         If the Fund qualifies as a regulated investment company, shareholders will not be subject to federal income taxes on distributions by the Fund but may be subject to state and local taxes. See the accompanying separate account prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               PORTFOLIO TURNOVER


         The Fund's portfolio turnover for the fiscal years ended December 31, 1995, 1996 and 1997 were 110%, 108% and 90%, respectively. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.


                             TRUSTEES AND OFFICERS

 Name                                Present Position and Principal Occupation During Last Five Years
 ----                                ----------------------------------------------------------------


 *Heath B. McLendon                  Managing Director (1993-present), Smith Barney Inc. ("Smith Barney");
  Chairman and Member                Chairman (1993-present), Smith Barney Strategy Advisors, Inc.;
  388 Greenwich Street               President and Director (1994-present), Mutual Management Corp.;
  New York, New York                 Director and President (1996-present) Travelers Investment Adviser,
  Age 64                             Inc.; Chairman and Director of forty-two investment companies associated with Smith Barney; Chairman, Board of Trustees, Drew
                                     University; Trustee, Advisory Director, First Empire State Corporation;
                                     Chairman, Board of Managers, seven Variable Annuity Separate Accounts of The Travelers Insurance Company+; Chairman, Board of Trustees, five
                                     Mutual Funds sponsored by The Travelers Insurance Company++; prior to
                                     July 1993, Senior Executive Vice President of Shearson Lehman Brothers
                                     Inc.



   Knight Edwards                    Of Counsel (1988-present), Partner (1956-1988), Edwards & Angell,
   Member                            Attorneys; Member, Advisory Board (1973-1994), thirty-one mutual funds
   2700 Hospital Trust Tower         sponsored by Keystone Group, Inc.; Member, Board of Managers, seven
   Providence, Rhode Island          Variable Annuity Separate Accounts of The Travelers Insurance Company+;
   Age 74                            Trustee, five Mutual Funds sponsored by The Travelers Insurance
                                     Company.++




   Robert E. McGill, III             Retired manufacturing executive.  Director (1983-1995), Executive Vice
   Member                            President (1989-1994) and Senior Vice President, Finance and
   295 Hancock Street                Administration (1983-1989), The Dexter Corporation (manufacturer of
   Williamstown, Massachusetts       specialty chemicals and materials); Vice Chairman (1990-1992), Director
   Age 66                            (1983-1995), Life Technologies, Inc. (life science/biotechnology products); Director, (1994-present), The Connecticut Surety Corporation
                                     (insurance); Director (1995-present), CN Bioscience, Inc. (life science/biotechnology products); Director (1995-present), Chemfab
                                     Corporation (specialty materials manufacturer); Member, Board of
                                     Managers, seven Variable Annuity Separate Accounts of The Travelers
                                     Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                     Travelers Insurance Company.++


   Lewis Mandell                     Dean, College of Business Administration (1995-present), Marquette
   Member                            University; Professor of Finance (1980-1995) and Associate Dean
   606 N. 13th Street                (1993-1995), School of Business Administration, and Director, Center
   Milwaukee, WI 53233               for Research and Development in Financial Services (1980-1995),
   Age 55                            University of Connecticut; Director (1992-present), GZA
                                     Geoenvironmental Tech, Inc. (engineering services); Member, Board of
                                     Managers, seven Variable Annuity Separate Accounts of The Travelers
                                     Insurance Company+;  Trustee, five Mutual Funds sponsored by The
                                     Travelers Insurance Company.++

                                     Portfolio Manager, (1992-present); HLM Management Company, Inc.
   Frances M. Hawk, CFA, CFP         (investment management); Assistant Treasurer, Pensions and Benefits.
   Member                            Management (1989-1992), United Technologies Corporation (broad-based
   222 Berkeley Street               designer and manufacturer of high technology products); Member, Board
   Boston, Massachusetts             of Managers, seven Variable Annuity Separate Accounts of The Travelers
   Age 50                            Insurance Company+; Trustee, five Mutual Funds sponsored by The
                                     Travelers Insurance Company.++


   Ernest J. Wright                  Vice President and Secretary (1996-present), Assistant Secretary
   Secretary to the Board            (1994-1996), Counsel (1987-present), The Travelers Insurance Company;
   One Tower Square                  Secretary, Board of Managers, seven Variable Annuity Separate Accounts
   Hartford, Connecticut             of The Travelers Insurance Company+; Secretary, Board of Trustees, five
   Age 57                            Mutual Funds sponsored by The Travelers Insurance Company.++



   Kathleen A. McGah                 Assistant Secretary and Counsel (1995-present), The Travelers Insurance
   Assistant Secretary to the Board  Company; Assistant Secretary, Board of Managers, seven Variable Annuity
   One Tower Square                  Separate Accounts of The Travelers Insurance Company+; Assistant
   Hartford, Connecticut             Secretary, Board of Trustees, five Mutual Funds sponsored by The
   Age 47                            Travelers Insurance Company.++  Prior to January 1995, Counsel, ITT
                                     Hartford Life Insurance Company.


   Lewis E. Daidone                  Managing Director of Smith Barney, Senior Vice President and Treasurer
   Treasurer                         of 41 investment companies associated with Smith Barney, and Director
   388 Greenwich Street              and Vice President of SBMFM and TIA; Treasurer, Board of Trustees, five
   New York, NY                      Mutual Funds sponsored by The Travelers Insurance Company.++
   Age 39

   Irving David                      Vice President of Smith Barney, Asset Management Division (March
   Controller                        1994-present) ); Controller, Board  of Trustees, five Mutual Funds
   388 Greenwich Street              sponsored by The Travelers Insurance Company.++
   New York, NY
   Age 36



   Thomas M. Reynolds                Director of Smith Barney, Asset Management Division; Controller and
   Controller                        Assistant Secretary of 35 investment companies associated with Smith
   388 Greenwich Street              Barney, (September 1991-present) ); Controller, Board of Trustees, five
   New York, NY                      Mutual Funds sponsored by The Travelers Insurance Company.++
   Age 37

+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

         * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Smith Barney Inc., an indirect wholly owned subsidiary of Travelers Group Inc. and also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

         Members of the Board of Trustees who are also officers or employees of Travelers Group Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Trustees who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the five Mutual Funds sponsored by The Travelers Insurance Company and the seven Variable Annuity Separate Accounts established by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board Members with 10 years of service may agree to provide services as an emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees, if attended.



                              DECLARATION OF TRUST

         The Fund is organized as a Massachusetts business trust. Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Fund were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees, and because the Declaration of Trust provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, a Trustee shall not be liable for the neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or the reckless disregard of his duties.

         Shareholders first elected Trustees at a meeting held on April 23, 1984, and most recently elected Trustees on April 23, 1993. No further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, and unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

         Except as set forth above, the Trustees shall continue to hold office indefinitely, unless otherwise required by law and may appoint successor Trustees. Trustees may voluntarily resign from office, or a Trustee may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated; and (3) either by declaration in writing or at a meeting called for such purpose by the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. The Fund is required to assist in Shareholders' communications. In accordance with current laws, insurance companies using the Fund as an underlying investment option within their variable contract will request voting instructions from contract owners participating in such contracts, and will vote shares of the Fund in the same proportion as the voting instructions received.

         Voting rights are not cumulative, so that the holders of more than 50% of the shares voting on the election of Trustees can, if they choose to do so, elect all of the Trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

         No amendment may be made to the Declaration of Trust without a "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act).

                          INVESTMENT ADVISORY SERVICES

THE INVESTMENT ADVISER

         Travelers Asset Management International Corporation (TAMIC), an indirect wholly owned subsidiary of Travelers Group Inc., furnishes investment management and advisory services to the Fund in accordance with the terms of an Investment Advisory Agreement which was approved by shareholders on April 23, 1993.

         As required by the 1940 Act, the Advisory Agreement will continue in effect for a period more than two years from the date of its execution only so long as its continuance is specifically approved at least annually (i) by a vote of a majority of the Board of Trustees, or (ii) by a vote of a majority of the outstanding voting securities of the Fund. In addition, and in either event, the terms of the Advisory Agreement must be approved annually by a vote of a majority of the Board of Trustees who are not parties to, or interested persons of any party to, the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board of Trustees is furnished such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. The Advisory Agreement further provides that it will terminate automatically upon assignment; may be amended only with prior approval of a majority of the outstanding voting securities of the Fund; may be terminated without the payment of any penalty at any time upon sixty days' notice by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund; and may not be terminated by TAMIC without prior approval of a new investment advisory agreement by a vote of a majority of the outstanding voting securities of the Fund.

         Under the terms of the Advisory Agreement, TAMIC shall:

         (1) obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of the Fund, affecting the economy generally and individual companies or industries, the securities of which are included in the Fund's portfolio or are under consideration for inclusion therein;

         (2) be authorized to purchase supplemental research and other services from brokers at an additional cost to the Fund;

         (3) regularly furnish recommendations to the Board of Trustees with respect to an investment program for approval, modification or rejection by the Board of Trustees;

         (4) take such steps as are necessary to implement the investment program approved by the Board of Trustees; and

         (5) regularly report to the Board of Trustees with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of the Fund.


ADVISORY FEES

         For furnishing investment management and advisory services to the Fund, TAMIC is paid an amount equivalent on an annual basis to 0.50% of the average daily net assets of the Fund. The fee is computed daily and paid monthly. For the three years ended December 31, 1995, 1996 and 1997 the advisory fees were $776,392, $891,042 and $1,035,501, respectively.


THE SUBADVISER

         The Travelers Investment Management Company (TIMCO), an indirect wholly owned subsidiary of Travelers Group Inc., serves as subadviser to the Fund with respect to its common stock investments pursuant to the terms of a Subadvisory Agreement between TAMIC and TIMCO. The Subadvisory Agreement, which was approved by shareholders of the Fund at a meeting held on April 23, 1993, provides that TIMCO will receive from

TAMIC a fee equal to 50% of the advisory fee earned by TAMIC for its services as subadviser. For the fiscal years ended December 31, 1995, 1996 and 1997, TIMCO received $388,196, $445,521 and $517,750, respectively, in advisory fees.



                              REDEMPTIONS IN KIND

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in portfolio securities or other property.

         However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000, or 1% of the Fund's net assets if that is less, in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.
Shareholders receiving such securities would incur brokerage costs when these securities are sold.


                                   BROKERAGE

         Subject to approval of the Board of Trustees, it is the policy of TAMIC and TIMCO, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers, TAMIC or TIMCO is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreement, or by TIMCO under the Subadvisory Agreement with TAMIC. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Fund and other clients of TAMIC or TIMCO who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions for such clients.

         Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and the Fund will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         TAMIC and TIMCO may follow a policy of considering the sale of shares of the Fund a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above. The policy of TAMIC and TIMCO with respect to brokerage is and will be reviewed by the Board of Trustees periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         The total brokerage commissions paid by the Fund for the fiscal years ended December 31, 1995, 1996 and 1997 were $363,916, $197,655 and $163,320, respectively. For the fiscal year ended December 31, 1997, portfolio transactions in the amount of $119,541,660 were placed with certain brokers because of research services, of which $133,854 was paid in commissions with respect to such services. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services. Commissions in the amount of $15,010 were paid to Smith Barney and $4,730 to Robinson Humphrey, both affiliates of TAMIC and TIMCO, which equals 9.2% for Smith Barney, and 2.9% for Robinson Humphrey, of Managed Assets Trust's aggregate brokerage commissions paid to such affiliated brokers during 1997. The percentage of the Managed Assets Trust's aggregate dollar amount of transactions involving the payment of commissions was 10.2% and 2.6% respectively, per affiliated broker.


                              FUND ADMINISTRATION


         The Fund entered into an Administrative Services Agreement during 1996 with The Travelers Insurance Company to provide pricing and bookkeeping services at an annualized rate of .06% of the daily net assets of the Fund. Travelers Insurance at its expense may appoint a sub-administrator to perform these services. Mutual Management Corp. ("MMC"), an affiliate of Travelers Insurance, has been appointed to serve in this capacity. Travelers Insurance pays MMC, as sub-administrator, a fee calculated at an annual rate of 0.06% of the daily net assets of the Fund. For the period ended December 31, 1996 and year ended December 31, 1997, the administration fees were $48,885 and $121,093, respectively.



                             ADDITIONAL INFORMATION

         On April 1, 1998, The Travelers Insurance Company and its affiliates owned 100% of the Fund's outstanding shares. The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is a wholly owned subsidiary of The Travelers Insurance Group Inc., which is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183, telephone number 860-277-0111.

         First Data Investor Services Group, Inc., 53 State Street, Exchange Place, Boston, MA, 02109, acts as transfer agent and dividend disbursing agent for the Fund.

         PNC Bank NA, 200 Stevens Drive, Lester, PA, 19113 and Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, NY, 11201 are the custodians of all securities and cash of the Fund.


        KPMG Peat Marwick LLP, 345 Park Avenue, New York, NY 10154, has been selected as independent auditors to examine and report on the Fund's financial statements for the fiscal year ending December 31, 1998.


         Except as otherwise stated in its prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this SAI or any supplemental sales literature issued by the Fund, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this SAI omit certain information contained in the Fund's registration statement filed with the Securities and Exchange Commission which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the Rules and Regulations promulgated by the Commission.

                                    APPENDIX

                       COMMON AND PREFERRED STOCK RATINGS


MOODY'S COMMON STOCK RATINGS

         Moody's Investors Service, Inc. (Moody's) presents a concise statement of the important characteristics of a company and an evaluation of the grade (quality) of its common stock. Data presented includes: (a) capsule stock information which reveals short and long term growth and yield afforded by the indicated dividend, based on a recent price; (b) a long term price chart which shows patterns of monthly stock price movements and monthly trading volumes;
(c) a breakdown of a company's capital account which aids in determining the degree of conservatism or financial leverage in a company's balance sheet; (d) interim earnings for the current year to date, plus three previous years; (e) dividend information; (f) company background; (g) recent corporate developments; (h) prospects for a company in the immediate future and the next few years; and (I) a ten year comparative statistical analysis.

         This information provides investors with information on what a company does, how it has performed in the past, how it is performing currently and what its future performance prospects appear to be.

         These characteristics are then evaluated and result in a grading, or indication of quality. The grade is based on an analysis of each company's financial strength, stability of earnings and record of dividend payments. Other considerations include conservativeness of capitalization, depth and caliber of management, accounting practices, technological capabilities and industry position. Evaluation is represented by the following grades:

         (1)  High Grade

         (2)  Investment Grade

         (3)  Medium Grade

         (4) Speculative Grade


MOODY'S PREFERRED STOCK RATINGS

         Preferred stock ratings and their definitions are as follows:

         1. aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         2. aa: An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         3. a: An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         4. baa: An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         5. ba: An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         6. b: An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         7. caa: An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         8. ca: An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         9. c: This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a midrange ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                             CORPORATE BOND RATINGS

S&P CORPORATE BOND RATINGS

         A Standard & Poor's Corporation (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the United States, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b.  Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


MOODY'S CORPORATE BOND RATINGS

         Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              MANAGED ASSETS TRUST

                      STATEMENT OF ADDITIONAL INFORMATION





L-11172S                                                           TLC Ed. 5-98
                                                              Printed in U.S.A.

                                     PART C

                               OTHER INFORMATION



       Item 24.  Financial Statements and Exhibits

(a) The financial statements of the Registrant and the Report of Independent Accountants are contained in the Fund's Annual Report which is incorporated in the Statement of Additional Information by reference. The Registrant's financial statements for the period ending December 31, 1997 include:

                    Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the year ended December 31, 1997
                    Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996
                    Statement of Investments as of December 31, 1997
                    Notes to Financial Statements


(b)  Exhibits

  1. Declaration of Trust. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on April 11, 1996.)

  2. By-Laws of Managed Assets Trust (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on April 11, 1996.)

  5(A). Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation. Incorporated herein by reference to Exhibit 5(A) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on April 11, 1996.)

  5(B). Sub-Advisory Agreement between Travelers Asset Management International Corporation and The Travelers Investment Management Company. (Incorporated herein by reference to Exhibit 5(B) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed on April 11, 1996.)

  8(A). Form of Custody Agreement between the Registrant and PNC Bank, N.A., Lester, PA. (Incorporated herein by reference to Exhibit 8(a) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1, File No. 2-76640, filed April 21, 1998.)

  8(B). Form of Subcustody Agreement between Morgan Stanley Trust Company and Subcustodian. (Incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1, File No. 2-76640, filed April 21, 1998.)

  9. Administrative Services Agreement between the Registrant and The Travelers Insurance Company. (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on February 20, 1997.)

  9(b) Form of Transfer Agency and Registrar Agreement between the Registrant and First Data Investor Services Group, Inc. (Incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1, File No. 2-76640, filed April 21, 1998.)

  10. An Opinion and Consent of counsel as to the legality of the securities registered by the Registrant. (Incorporated herein by reference to the Registrant's most recent Rule 24f-2 Notice filing on March 24, 1998.)

  11(A).    Consent of Coopers & Lybrand L.L.P., Independent Accountants.

  11(A). Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants.

  11(B). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell, Frances M. Hawk and Ian R. Stuart. (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1 filed April 11, 1996.)

            Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Lewis E. Daidone. (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on February 20, 1997.)

  27.       Financial Data Schedule.


  Item 25.  Persons Controlled By or Under Common Control With the Registrant

  Not Applicable.

  Item 26.  Number of Holders of Securities

                                                                  Number of Record Holders
              Title of Class                                      as of April 1, 1998
              --------------                                      ---------------------------------

              Shares of beneficial interest,                             Four (4)
              without par value


Item 27.  Indemnification

Provisions for the indemnification of the Fund's Trustees and officers are contained in the Fund's Declaration of Trust which was filed with Post-Effective Amendment No. 19 to this Registration Statement as Exhibit 1 on April 11, 1996.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

Officers and Directors of Travelers Asset Management International Corporation (TAMIC), the Fund's Investment Adviser, are set forth in the following table:

Name                               Position with TAMIC                    Other Business
----                               -------------------                    --------------


Marc P. Weill                      Director and Chairman                  Senior Vice President **
                                                                             Chief Investment Officer
David A. Tyson                     Director, President and                Senior Vice President *
                                    Chief Investment Officer
Joseph E. Rueli, Jr.               Director, Senior Vice President        Vice President*
                                    and Chief Financial Officer
F. Denney Voss                     Director and Senior Vice               Senior Vice President*
                                    President
John R. Britt                      Director and Secretary                 Assistant Secretary *
Harvey Eisen                       Senior Vice President                  Senior Vice President*
Joseph M. Mullally                 Senior Vice President                  Vice President*
David Amaral                       Vice President                         Assistant Director*
John R. Calcagni                   Vice President                         Second Vice President*
Gene Collins                       Vice President                         Vice President*
John F. Green                      Vice President                         Second Vice President*
Thomas Hajdukiewicz                Vice President                         Vice President*
Edward Hinchliffe III              Vice President and Cashier             Second Vice President and Cashier*
Richard E. John                    Vice President                         Vice President*
Kathryn D. Karlic                  Vice President                         Vice President*
David R. Miller                    Vice President                         Vice President*
Emil J. Molinaro                   Vice President                         Vice President*
Andrew Sanford                     Vice President                         Investment Officer*
Charles H. Silverstein             Vice President                         Second Vice President*
Robert Simmons                     Vice President                         Assistant Investment Officer*
Jordan M. Stitzer                  Vice President                         Vice President*
Joel Strauch                       Vice President                         Vice President*
William H. White                   Treasurer                              Vice President and Treasurer *
Charles B. Chamberlain             Assistant Treasurer                    Assistant Treasurer *
George M. Quaggin, Jr.             Assistant Treasurer                    Assistant Treasurer *
Marla A. Berman                    Assistant Secretary                    Assistant Secretary**
Andrew Feldman                     Assistant Secretary                    Senior Counsel*
Millie Kim                         Assistant Secretary                    Senior Counsel*
Patricia A. Uzzel                  Compliance Officer                     Assistant Director*
Frank J. Fazzina                   Controller                             Director *


* Positions are held with The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183.
** Positions are held with Travelers Group Inc., 388 Greenwich Street, New York, N.Y. 10013.

Officers and Directors of The Travelers Investment Management Company (TIMCO), the Fund's Sub-Adviser, are set forth in the following table:

Name                               Position with TIMCO                        Other Business
----                               -------------------                        --------------

Thomas W. Jones                    Director and Chairman                      Vice Chairman
                                                                              Travelers Group Inc.*
                                                                              Chief Executive Officer
                                                                              Asset Management Div.
                                                                              Smith Barney Inc.

Sandip A. Bhagat                   Director, President and **                 Not Applicable
                                     Chief Executive Officer

Virgil H. Cumming                  Director                                   Managing Director
                                                                              Smith Barney Inc.*
                                                                              Chief Investment Officer
                                                                              Asset Management Div.
                                                                              Smith Barney Inc.

Heath B. McLendon                  Director                                   Managing Director
                                                                              Smith Barney Inc.*

Jacob E. Hurwitz                   Senior Vice President**                    Not Applicable

Emil J. Molinaro, Jr.              Vice President                             Vice President
                                                                              Travelers Group Inc.**

Daniel B. Willey                   Vice President**                           Not Applicable

Gloria G. Williams                 Vice President**                           Not Applicable

John W. Lau                        Assistant Vice President**                 Not Applicable

Feng Zhang                         Assistant Vice President**                 Not Applicable

Michael F. Rosenbaum               Corporate Secretary                        General Counsel to
                                                                              Asset Management Div.
                                                                              Smith Barney Inc.*

Michael Day                        Treasurer                                  Managing Director
                                                                              Smith Barney Inc.*


   *Address:  388 Greenwich Street, New York, New York 10013
  **Address:  One Tower Square, Hartford, Connecticut 01683

Item 29.  Principal Underwriter

Not Applicable.


Item 30.  Location of Accounts and Records

                 (1) Mutual Management Corp.
                     388 Greenwich Street
                     New York,  NY  10013

                 (2) PNC Bank, N.A.
                     200 Stevens Drive
                     Lester, PA  19113

                 (3) Morgan Stanley Trust Company
                     One Pierrepont Plaza
                     Brooklyn,  NY  11201

                 (4) First Data Investor Services Group, Inc.
                     53 State Street
                     Boston, MA 02109


Item 31.  Management Services

Not Applicable.

Item 32.  Undertakings

The undersigned Registrant hereby undertakes to provide to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Managed Assets Trust, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and that it has duly caused this amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 23rd day of April, 1998.




                              MANAGED ASSETS TRUST
                              --------------------
                                  (Registrant)





                                        By: *HEATH B. McLENDON
                                            ----------------------------
                                             Heath B. McLendon
                                             Chairman, Board of Trustees


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons in the capacities indicated on April 23, 1998.


       *HEATH B. McLENDON                                Chairman of the Board
       ------------------
        (Heath B. McLendon)

       *KNIGHT EDWARDS                                   Trustee
       --------------------------------
        (Knight Edwards)

       *ROBERT E. McGILL III                             Trustee
       --------------------------------
        (Robert E. McGill III)

       *LEWIS MANDELL                                    Trustee
       --------------------------------
        (Lewis Mandell)

       *FRANCES M. HAWK                                  Trustee
       --------------------------------
        (Frances M. Hawk

       *LEWIS E. DAIDONE                                 Treasurer
       --------------------------------
        (Lewis E. Daidone)



*By:
    -----------------------------------------
    Ernest J. Wright, Attorney-in-Fact
    Secretary, Board of Trustees

                                 EXHIBIT INDEX

          Exhibit
            No.        Description                                                             Method of Filing
          -------      -----------                                                             ----------------

          1.           Declaration of Trust.  (Incorporated herein by reference to
                       Exhibit 1 to Post-Effective Amendment No. 19 to the Registration
                       Statement on Form N-1A filed on April 11, 1996.)

          2.           By-Laws of Managed Assets Trust.  (Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 19 to the Registration
                       Statement on Form N-1A filed on April 11, 1996.)

          5(A).        Investment Advisory Agreement between the Registrant and Travelers
                       Asset Management International Corporation.  (Incorporated herein by reference to Exhibit 5(A) to Post-Effective Amendment No. 19 to the
                       Registration Statement on Form N-1A filed on April 11, 1996.)

          5(B).        Sub-Advisory Agreement between Travelers Asset Management
                       International Corporation and The Travelers Investment Management
                       Company.  (Incorporated herein by reference to Exhibit 5(B) to
                       Post-Effective Amendment No. 19 to the Registration Statement on
                       Form N-1A filed on April 11, 1996.)

          8(A).        Form of Custody Agreement between the Registrant and PNC Bank, of Lester, PA.  (Incorporated herein by reference to Exhibit 8(a) to
                       Post-Effective Amendment No. 27 to the Registration Statement on
                       Form N-1, File No. 2-76640, filed April 21, 1998.)

          8(B).        Form of Subcustody Agreement between Morgan Stanley Trust
                       Company and Subscustodians.  (Incorporated herein by reference to
                       Exhibit 8(b) to Post-Effective Amendment No. 27 to the Registration
                       Statement on Form N-1, File No. 2-76640, filed April 21, 1998.)

          9.           Administrative Services Agreement between the Registrant and
                       The Travelers Insurance Company.  (Incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 20 to the Registration
                       Statement on Form N-1A filed on February 20, 1997.)

          9(b)         Form of Transfer Agency and Registrar Agreement between the Trust
                       First Data Investor Services Group, Inc.  (Incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 27 to the Registration
                       Statement on Form N-1, File No. 2-76640, filed April 21, 1998.)

          10.          An Opinion and Consent of counsel as to the legality of the securities registered by the Registrant.  (Incorporated herein by reference to the
                       Registrant's most recent Rule 24f-2 Notice filing on March 24, 1998.)

          11(A).       Consent of Coopers & Lybrand L.L.P., Independent Accountants.                     Electronically

          11(B).       Consent of KPMG Peat Marwick LLP, Independent Certified                           Electronically
                       Public Accountants.

          11(C).       Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
                       McGah as signatory for Heath B. McLendon, Knight Edwards,
                       Robert E. McGill III, Lewis Mandell, Frances M. Hawk and
                       Ian R. Stuart.  (Incorporated herein by reference to Exhibit 11(B)
                       to Post-Effective Amendment No. 19 to the Registration Statement
                       on Form N-1A filed on April 11, 1996.)

                       Power of Attorney authorizing Ernest J. Wright or Kathleen A.
                       McGah as signatory for Lewis E. Daidone.  (Incorporated herein by reference to Exhibit 11(B) to Post-Effective Amendment
                       No. 20 to the Registration Statement on Form N-1A filed on
                       February 20, 1997.)

          27.          Financial Data Schedule.                                                 Electronically